UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 12, 2016

LINE UP ADVERTISEMENT, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 Santolan St. San Antonio Village, Makati City, Philippines	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 478-2122

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Certifying Accountant

Line Up Advertisement, Inc. (the “Company”) was notified that, effective December 7, 2016, Seale and Beers, CPAs, LLC, the independent registered public accounting firm for the Company (“Seale and Beers”), has been acquired by AMC Auditing, LLC (“AMC”), and that all of the partners and employees of Seale and Beers are joining AMC. AMC is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result, Seale and Beers resigned as the Company’s independent registered public accounting firm on December 7, 2016 and the Company subsequently engaged AMC as its independent registered public accounting firm.

The audit reports of Seale and Beers on the financial statements of the Company as of and for the years ended April 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, but modified as to the company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the fiscal years ended April 30, 2016 and 2015 and through the date of this Current Report, there were: (i) no disagreements with Seale and Beers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Seale and Beers with a copy of the foregoing disclosures and requested that Seale and Beers furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

On December 7, 2016, the Company engaged AMC as its independent registered public accounting firm. The engagement of AMC was approved by the Company’s board of directors on December 7, 2016.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of AMC, the Company (a) has not engaged AMC as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with AMC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by AMC concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Seale and Beers, CPAs, LLC dated December 7, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Line Up Advertisement, Inc.,

a Nevada Corporation

Dated:  December 12, 2016

/s/ Joelyn Alcantara

Joelyn Alcantara, President

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